Exhibit 23.2


                               CONSENT OF EXPERTS

                  As petroleum engineers, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report included in the Santa Fe Energy Resource, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.




                                                        RYDER SCOTT COMPANY
                                                        PETROLEUM ENGINEERS
Houston, Texas
March 9, 1998